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                                                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors and Shareholders
Federated Department Stores, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.




                                                     /s/  KPMG LLP



Cincinnati, Ohio
April 21, 1999